SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest eventreported): January 22, 2004

TheraSense, Inc.
(Exact Name of Registrant as Specified In its Charter)

Delaware (State or Other Jurisdiction of Incorporation)

000-33139	94-3267373
(Commission File Number)	(I.R.S. Employer Identification No.)

1360 South Loop Road, Alameda, California	94502
(Address of Principal Executive Offices)	(Zip Code)

(510) 749-5400
(Registrant’s Telephone Number, Iincluding Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.
Item 12. Results of Operations and Financial Condition.

      The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Results of Operations and Financial Condition.”

      On January 22, 2004, the Company announced its financial results for the quarter and the year ended December 31, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

      The information furnished shall not be deemed “filed “ for purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference into any filing thereunder or under the Securities Act of 1933 unless expressly set forth by specific reference in such filing.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits.

        99.1 Earnings Press Release, dated January 22, 2004.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERASENSE, INC.

Date: January 22, 2004	By:	/s/ W. Mark Lortz

		Name: Title:	W. Mark Lortz President, Chief Executive Officer and Chairman